

<ARTICLE>                     5
<LEGEND>
This schedule contains summary financial information extracted from Swift Energy
Pension Partners 1995-A, Ltd.'s balance sheet and statement of operations con-
tained in its Form 10-K for the year ended December 31, 1996 and is qualified in its entirety by reference to such financial statements.
</LEGEND>

<PERIOD-TYPE>                   YEAR
<FISCAL-YEAR-END>                              DEC-31-1996
<PERIOD-END>                                   DEC-31-1996
<CASH>                                         751,963
<SECURITIES>                                   0
<RECEIVABLES>                                  181,703
<ALLOWANCES>                                   0
<INVENTORY>                                    0
<CURRENT-ASSETS>                               933,666
<PP&E>                                         2,894,897
<DEPRECIATION>                                 (325,678)
<TOTAL-ASSETS>                                 3,502,885
<CURRENT-LIABILITIES>                          189,847
<BONDS>                                        0
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       0
<OTHER-SE>                                     3,313,038
<TOTAL-LIABILITY-AND-EQUITY>                   3,502,885
<SALES>                                        596,148
<TOTAL-REVENUES>                               642,997
<CGS>                                          0
<TOTAL-COSTS>                                  202,879<F1>
<OTHER-EXPENSES>                               0
<LOSS-PROVISION>                               0
<INTEREST-EXPENSE>                             0
<INCOME-PRETAX>                                363,720
<INCOME-TAX>                                   0
<INCOME-CONTINUING>                            363,720
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   363,720
<EPS-PRIMARY>                                  0
<EPS-DILUTED>                                  0

<F1>Includes lease operating expenses, production taxes and depreciation and depeletion and amortization expense. Excludes general and administrative and interest expense.


